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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (Date of earliest event reported): JULY 20, 2000



                             TOWER AUTOMOTIVE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



         1-12733                                        41-1746238
(Commission File Number)                    (I.R.S. Employer Identification No.)


                  4508 IDS CENTER, MINNEAPOLIS, MINNESOTA 55402
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 342-2310
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events

         On July 20, 2000, the Registrant issued a press release disclosing its second quarter and six months operating results. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.



Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

         (c)      Exhibits

                  Press release dated July 20, 2000 - Tower Automotive Announces Record Operating Results for the Second Quarter and Six Months Ended June 30, 2000









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                             TOWER AUTOMOTIVE, INC.



Date:  July 25, 2000         By:/s/ Anthony A. Barone
                             -------------------------------------------------
                             Name: Anthony A. Barone
                             Title:  Vice President and Chief Financial
                                     Officer (Principal Accounting and
                                     Financial Officer)